Exhibit 99.1

FORM OF FIBERTOWER HOLDER’S SUPPORT AGREEMENT

This FIBERTOWER HOLDER’S SUPPORT AGREEMENT (this “Agreement”), dated as of May 14, 2006, is by and between First Avenue Networks, Inc., a Delaware corporation (“First Avenue”), and the undersigned holder (the “Holder”) of shares or options to acquire shares of capital stock of FiberTower Corporation, a Delaware corporation (“FiberTower”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

RECITALS

A.            Concurrently with the execution of this Agreement, First Avenue, FiberTower and Marlin Acquisition Corporation, a Delaware corporation and a direct and wholly-owned subsidiary of First Avenue (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which Merger Sub will merge (the “Merger”) with and into FiberTower, with FiberTower surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

B.            As of the date hereof, Holder “beneficially owns” (as such term is defined in Rule 13d-3 under the Exchange Act) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $.0001 per share, of FiberTower (the “Common Stock”) and the number of shares of preferred stock, par value $.0001 per share, of FiberTower (the “Preferred Stock”, and together with the Common Stock, the “Capital Stock”) as set forth beneath the Holder’s name on the signature page hereto, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of FiberTower affecting the Capital Stock (such shares of Capital Stock, together with any additional shares of Capital Stock the voting power over which is acquired by Holder, including, without limitation, upon the exercise or conversion of additional options, warrants and other rights to acquire shares of Capital Stock, during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder’s “Subject Shares”);

C.            As a condition to the willingness of First Avenue to enter into the Merger Agreement, and as an inducement and in consideration therefor, First Avenue has required that Holder agree, and Holder has agreed, to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.             Voting Agreement And Irrevocable Proxy.

(a)           Agreement to Vote the Subject Shares. Holder, solely in Holder’s capacity as a stockholder of FiberTower, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the “Voting Period”), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of FiberTower, however called, or in connection with any written consent of the holders of any class or classes of the capital stock of FiberTower, Holder shall vote (or cause to be voted) Holder’s Subject Shares (i) in favor of the approval and adoption of the terms of the Merger Agreement, the amendment to the certificate of incorporation of FiberTower, the amendment to the FiberTower Stock Option Plan and the conversion of all of the shares of Series A Preferred Stock, $0.0001 par value per share, of FiberTower (“Preferred Stock”) into shares of Common Stock pursuant to the terms of FiberTower’s certificate of incorporation, each as contemplated by the Merger Agreement or the FiberTower Disclosure Letter, and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) at every meeting of the stockholders of FiberTower (or in connection with any written consent) at which such matters are considered and at every adjournment thereof, (ii) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of FiberTower under the Merger Agreement or of Holder under this Agreement, and (iii) except as otherwise agreed to in writing in advance by First Avenue, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving FiberTower and any FiberTower Acquisition Proposal; (B) any sale, lease or transfer of a significant part of the assets (other than sales of current assets in the ordinary course of business) of FiberTower, or a reorganization, recapitalization, dissolution or liquidation of FiberTower (each of the actions in clauses (A) or (B), a “Business Combination”); (C) any change in the persons who constitute the board of directors of FiberTower that is not approved in advance by at least a majority of the persons who were directors of FiberTower as of the date of this Agreement (or their successors who were so approved); (D) any change in the present capitalization of FiberTower or any amendment of FiberTower’s certificate of incorporation or bylaws not otherwise permitted under the Merger Agreement; (E) any other material change in FiberTower’s corporate structure or business; or (F) any other action or proposal involving FiberTower that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.

(b)           Grant of Irrevocable Proxy. Holder hereby appoints First Avenue and any designee of First Avenue, and each of them individually, such Holder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder’s Subject Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with FiberTower at its principal place of business. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

(c)           Nature of Irrevocable Proxy. The proxy and power of attorney granted pursuant to Section 1(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to First Avenue a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period, which the parties understand and agree may be more than eleven months from the date hereof.

2.             Covenants.

(a)           Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any of Holder’s Subject Shares; (ii) grant any proxies or powers of attorney in respect of the Subject Shares, deposit any of Holder’s Subject Shares into a voting trust or enter into a voting agreement with respect to any of Holder’s Subject Shares; (iii) fail to give any requested or required consent to the conversion of any Stock Options into options to purchase First Avenue Common Shares as provided for in and pursuant to the Merger Agreement; or (iv) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder’s ability to perform Holder’s obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from assigning or transferring any Subject Shares beneficially owned by Holder to any investment partnership, trust, estate, family partnership, foundation (whether family, private or public) or other charitable organization (a “Permitted Transferee”) if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder. If required under the Merger Agreement, Holder further agrees to timely execute and deliver a FiberTower Affiliate’s Letter and a Lock-Up Agreement, each as contemplated by the Merger Agreement.

(b)           Holder shall use reasonable efforts to promptly cause the following legend to be conspicuously noted on each certificate representing the Subject Shares:

“The shares represented by this certificate are subject to a Support Agreement dated as of May 14, 2006. The Support Agreement restricts the transferability of the shares represented by this certificate.”

(c)           Holder hereby consents to and adopts and approves the actions taken by the FiberTower Board of Directors in adopting, approving and declaring advisable the Merger Agreement, the Merger, the amendment to the certificate of incorporation of FiberTower, the amendment to the FiberTower Stock Option Plan and the conversion of all of the shares of Preferred Stock into shares of Common Stock pursuant to the terms of FiberTower’s certificate of incorporation, each as contemplated by the Merger Agreement or the FiberTower Disclosure Letter, and the other transactions contemplated by the Merger Agreement.

3.             Representations and Warranties of Holders. Holder hereby represents and warrants to First Avenue as follows:

(a)           Due Authority. Holder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If Holder is an entity, Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have, if Holder is an entity, been duly authorized by all necessary action on the part of Holder, and, assuming the due authorization, execution and delivery by First Avenue, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(b)           Ownership of Shares. Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Capital Stock set forth beneath Holder’s name on the signature page hereto. The number of shares of Capital Stock set forth beneath Holder’s name on the signature page hereto are all of the shares of Capital Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of the shares of Capital Stock set forth beneath Holder’s name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Capital Stock issuable upon the exercise of Stock Options held by Holder.

(c)           No Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder’s compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder’s Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder’s ability to perform Holder’s obligations under this Agreement.

(d)           Private Placement.

(i)            Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(ii)           Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the First Avenue Common Shares as contemplated by the Merger Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. It has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of First Avenue concerning the terms and conditions of the Merger Agreement and issuance of First Avenue Common Shares contemplated thereby.

(iii)          Holder will acquire the First Avenue Common Shares to be issued to Holder pursuant to the Merger for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing such First Avenue Common Shares, without prejudice to Holder’s right to sell or otherwise dispose of all or any part of such securities under a registration statement under the Securities Act or under an exemption from said registration available under the Securities Act.

(iv)          Holder understands that the transferability of the First Avenue Common Shares to be received by Holder in the Merger will be restricted under the Securities Act unless such shares are registered under the Securities Act or an exemption from such registration is available.

(e)           Reliance by First Avenue. Holder understands and acknowledges that First Avenue is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

4.             Representations and Warranties of First Avenue. First Avenue hereby represents and warrants to Holder as follows:

(a)           Due Organization, etc. First Avenue is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. First Avenue has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by First Avenue has been duly authorized by all necessary action on the part of First Avenue and, assuming the due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of First Avenue, enforceable against First Avenue in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by First Avenue and the consummation by First Avenue of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by First Avenue, the consummation by First Avenue of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of First Avenue, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which First Avenue is a party or by which First Avenue or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect First Avenue’s ability to perform its obligations under this Agreement.

(c)           Reliance by Holder. First Avenue understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by First Avenue.

5.             Miscellaneous.

(a)           Holder Capacity. If Holder is or becomes during the term hereof a director or officer of FiberTower, Holder does not make any agreement or understanding herein in Holder’s capacity as such director or officer. Holder executes this Agreement solely in Holder’s capacity as the record holder or beneficial owner of Holder’s Subject Shares and nothing herein shall limit or affect any actions previously or hereafter taken by Holder in Holder’s capacity as an officer or director of FiberTower. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of FiberTower to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.

(b)           Publication. Holder hereby permits First Avenue and FiberTower to publish and disclose in the application for the Permit and in the Information Statement (including all documents and schedules filed with the California Corporations Commissioner and the Securities and Exchange Commission) Holder’s identity and ownership of shares of Capital Stock and the nature of Holder’s commitments, arrangements, and understandings pursuant to this Agreement.

(c)           Further Actions. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.

(d)           Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

(e)           Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees, heirs, estates and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, except by will or by the laws of descent and distribution, without the prior written consent of each of the other parties, except that First Avenue may assign and transfer its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of First Avenue. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

(f)            Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

(g)           Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

(h)           Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i)            No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j)            Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(k)           Headings. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(l)            Counterparts; Facsimiles. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

(m)          No Ownership Interest. Nothing contained in this Agreement shall otherwise be deemed to vest in First Avenue any direct or indirect ownership interest in or with respect to any Subject Shares. Except as otherwise provided in this Agreement or the Merger Agreement, all other rights, ownership and economic benefits of and relating to the Subject Shares shall remain with and belong to Holder, and First Avenue shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of FiberTower or exercise any power or authority to direct Holder in the voting of any of the Subject Shares.

(n)           Termination. This Agreement shall terminate, and neither First Avenue nor Holder shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of First Avenue and Holder, (ii) the Effective Time or (iii) the termination of the Merger Agreement pursuant to Article 7 thereof; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Sections 2(c), 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

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IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

FIRST AVENUE NETWORKS, INC., a Delaware corporation

By:	/s/ Thomas A. Scott
Name:	Thomas A. Scott
Title:	Chief Financial Officer

HOLDER
Signature:

Printed Name:

Number of Shares of Common Stock owned:

Number of Shares of Common Stock issuable upon exercise of Stock Options held:

Number of Shares of Preferred Stock owned:

Number of Shares of Preferred Stock issuable upon exercise of options or warrants held:

LIST OF HOLDERS

Scott Brady

Oak Investment Partners X, L.P.

Oak Investment Partners X Affiliates Fund, L.P.

Crown Castle Investment Corp.

American Towers, Inc.

The Raptor Global Portfolio LTD.

The Tudor BVI Global Portfolio LTD.

The Altar Rock Fund L.P.

Tudor Proprietary Trading, L.L.C.